UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	May 30, 2019

1ST CONSTITUTION BANCORP
(Exact Name of Registrant as Specified in Charter)

New Jersey	000-32891	22-3665653
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2650 Route 130, P.O. Box 634, Cranbury, New Jersey	08512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	609-655-4500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	FCCY	NASDAQ Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                 Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

The 2019 Annual Meeting of Shareholders (the “Annual Meeting”) of 1st Constitution Bancorp (the “Company”) was held on Thursday, May 30, 2019.

At the Annual Meeting, each of James G. Aaron, Antonio L. Cruz and William M. Rue was elected as a Class II director of the Company to serve a term of three years to expire at the 2022 Annual Meeting of Shareholders or until his successor is duly elected and qualified.  The results of the election were as follows:

Nominee	For	Withheld	Broker Non-Votes
James G. Aaron	5,016,710	924,309	1,974,955
Antonio L. Cruz	5,634,189	306,830	1,974,955
William M. Rue	5,086,786	854,233	1,974,955

Directors whose term of office continued following the meeting were Robert F. Mangano, Charles S. Crow, III, J. Lynne Cannon, Carmen M. Penta, William J. Barrett, Edwin J. Pisani and Roy D. Tartaglia.

A vote of the shareholders was taken at the Annual Meeting to adopt the 1st Constitution Bancorp 2019 Equity Incentive Plan. The proposal was approved by the shareholders, with 5,187,623 shares voting in favor of the proposal and 358,274 shares voting against the proposal. There were 395,122 abstentions and 1,974,955 broker non-votes.

An advisory (non-binding) vote on executive compensation was taken at the Annual Meeting. The proposal was approved by the shareholders, with 5,587,917 shares voting in favor of the proposal and 326,126 shares voting against the proposal. There were 26,976 abstentions and 1,974,955 broker non-votes.

A vote on the frequency of the advisory vote on executive compensation was taken at the Annual Meeting. The proposal received votes in the following manner, with a plurality of votes cast for once every year: 5,282,675 votes for “1 year,” 260,563 votes for “2 years,” and 305,615 votes for “3 years.” There were 111,544 abstentions and 1,955,577 broker non-votes. In accordance with the Board of Directors’ recommendation and the voting results on this proposal, the Board of Directors has determined that the Company will hold an advisory vote on executive compensation annually.

A vote of the shareholders was taken at the Annual Meeting to approve a proposal to ratify the selection of BDO USA LLP as the independent registered public accounting firm of the Company for the Company’s 2019 fiscal year.  The proposal was approved by the shareholders, with 7,325,309 shares voting in favor of the proposal and 135,096 shares voting against the proposal. There were 455,569 abstentions and there were no broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST CONSTITUTION BANCORP

Date: June 3, 2019	By:	/s/ ROBERT F. MANGANO
	Name:	Name: Robert F. Mangano
	Title:	Title: President and Chief Executive Officer

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